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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2004




                               H.B. FULLER COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
         Minnesota                     001-09225                 41-0268370
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(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)
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                           1200 Willow Lake Boulevard
                                 P.O. Box 64683
                             St. Paul, MN 55164-0683
                  --------------------------------------------
                    (Address of principal executive offices)



                                 (651) 236-5900
                  --------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                  --------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     99.1  Press Release, dated March 23, 2004, issued by H.B. Fuller Company


Item 9.  Regulation FD.

     The information set forth under Item 12 below also is intended to be disclosed under this Item 9 and is herby incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

     On March 23, 2004, H.B. Fuller Company announced its sales and earnings for the first fiscal quarter ended February 28, 2004. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

     In addition to disclosing results in accordance with U.S. generally accepted accounting principles (GAAP), the registrant also discloses non-GAAP results that exclude special items principally related to the registrant's restructuring initiative. The registrant believes that such a presentation provides a useful analysis of the ongoing operating trends for the periods presented.

     The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 24, 2004

                                             H.B. FULLER COMPANY



                                             By:  /s/ Patricia L. Jones
                                                  ---------------------
                                                  Patricia L. Jones
                                                  Senior Vice President,
                                                  Chief Administrative Officer,
                                                  General Counsel and
                                                  Secretary

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                                  EXHIBIT INDEX
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Exhibit No.        Description
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
  99.1             Press Release, dated March 23, 2004, issued by H.B. Fuller
                   Company
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